                                                                   Exhibit 10(g)

                      PROPERTY AND CASUALTY EXCESS OF LOSS
                             REINSURANCE AGREEMENT

                                    between

                       MERCHANTS MUTUAL INSURANCE COMPANY
               MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

                                      and

                         AMERICAN RE-INSURANCE COMPANY

TABLE OF CONTENTS

     ARTICLE                                              PAGE
     -------                                              ----
        I       PARTIES TO THIS AGREEMENT                   1

        II      EXHIBITS COVERED                            1

        III     MANAGEMENT OF CLAIMS
                AND LOSSES                                  2

        IV      SALVAGE AND SUBROGATION                     2

        V       SPECIAL ACCEPTANCES                         3

        VI      EXTRA CONTRACTUAL
                OBLIGATIONS AND/OR EXCESS
                JUDGMENTS                                   4

        VII     DECLARATORY JUDGMENT
                EXPENSES                                    5

        VIII    ERRORS AND OMISSIONS                        5

        IX      OFFSET AND SECURITY CLAUSE                  6

        X       ACCESS TO RECORDS                           6

        XI      RESERVES AND TAXES                          7

        XII     INSOLVENCY CLAUSE                           7

                      PROPERTY AND CASUALTY EXCESS OF LOSS
                      ------------------------------------
                             REINSURANCE AGREEMENT
                             ---------------------

THIS AGREEMENT made and entered into by and between MERCHANTS MUTUAL INSURANCE COMPANY, Buffalo, New York and MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC., Concord, New Hampshire (hereinafter collectively referred to as "Company") and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as "Reinsurer").

WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                                   ARTICLE I
                                   ---------

PARTIES TO THIS AGREEMENT
-------------------------

A. This Agreement is solely between the Company and the Reinsurer. When more than one Company is named as a party to this Agreement, the first reinsured company named shall be the agent of the other reinsured companies as to all matters pertaining to this Agreement. Any payments by the Reinsurer to any of the parties comprising the Company shall constitute payment due from the Reinsurer to the Company under this Agreement.

B. The retention of the Company and the liability of the Reinsurer and all other benefits accruing to the Company as provided in this Agreement or any amendments hereto, shall apply to the reinsured companies comprising the Company as a group and not separately to each of the reinsured companies named in this Agreement.

C. Performance of the obligations of each party to this Agreement shall be rendered solely to the other party; however, if the Company becomes insolvent, the liability of the Reinsurer shall be modified to the extent set forth in the Article entitled INSOLVENCY CLAUSE.

                                   ARTICLE II
                                   ----------

EXHIBITS COVERED
----------------

The Company will reinsure with the Reinsurer and the Reinsurer will accept reinsurance from the Company as set forth in Exhibits A, B and C, which are attached hereto and made a part of this Agreement, such Exhibits being entitled for purposes of identification as follows:

        EXHIBIT A - CASUALTY EXCESS OF LOSS
                    REINSURANCE COVER

        EXHIBIT B - PROPERTY PER RISK EXCESS OF LOSS
                    REINSURANCE COVER

        EXHIBIT C - EACH CLAIMANT WORKERS' COMPENSATION
                    EXCESS OF LOSS REINSURANCE COVER

                                  ARTICLE III
                                  -----------

MANAGEMENT OF CLAIMS AND LOSSES
-------------------------------

The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or control of any claim, loss, or legal proceeding which involves or is likely to involve the Reinsurer. All payments of claims or losses by the Company within the limits of its policies which are within the limits set forth in the applicable Exhibit shall be binding on the Reinsurer, subject to the terms of this Agreement.

                                   ARTICLE IV
                                   ----------

SALVAGE AND SUBROGATION
-----------------------

A. The Reinsurer shall be subrogated, as respects any loss for which the Reinsurer shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to the Reinsurer, to all the rights of the Company against any person or other entity who may be legally responsible in damages for said loss. The Company hereby agrees to enforce such rights, but in case the Company shall refuse or neglect to do so the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or its policyholders, or otherwise to enforce such rights.

B. Any recoveries, salvages or reimbursements applying to risks covered under this Agreement shall always be used to reimburse the excess carriers (from the last to the first, beginning with the carrier of the last excess), according to their participation, before being used in any way to reimburse the Company for its primary loss.

C. If loss expense is pro rated in the attached Exhibits, then in the event there are any recoveries, salvages or reimbursements recovered subsequent to a loss settlement, it is agreed that if the expenses incurred in obtaining salvage or other recoveries are less than the amount recovered, such expenses shall be borne by each party in the proportion that each party benefits from the recoveries. Otherwise, the amount recovered shall first be applied to the reimbursement of the expense of recovery and the remaining expense shall be borne by the Company and the Reinsurer in proportion to the liability of each party for the loss before such recovery had been obtained.

D. If loss expense is included in the ultimate net loss in the attached Exhibits, all salvages recoveries or reimbursements, after deduction of expenses applicable thereto, recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto, provided always, that nothing in this clause shall be construed to mean that losses under this Agreement are not recoverable until the Company's ultimate net loss has been ascertained.

E. Expenses hereunder shall exclude all office expenses of the Company and all salaries and expenses of its officials and employees. However, should litigation be necessary in order to effect recovery and the Company use its in-house counsel to conduct or monitor the litigation, the Company may include the salary of said in-house counsel while so engaged and any direct costs incurred by or on behalf of said in-house counsel associated with the litigation.

                                   ARTICLE V
                                   ---------

SPECIAL ACCEPTANCES
-------------------

A. Business not within the terms of this Agreement may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.

B. Notwithstanding the above, it is agreed that the following business shall be covered under this Agreement, subject to all of the terms of this Agreement except as otherwise indicated below, until the expiration, cancellation or next anniversary date of the Company's policies covering said business.

         1. Business specially accepted under the Company's Agreement of Reinsurance No. 8009 (hereinafter the "prior reinsurance agreement") with General Reinsurance Corporation. Such specially accepted business shall be subject to all of the terms of this Agreement except as modified by the special acceptance made by General Reinsurance Corporation under the prior reinsurance agreement.

         2.       Business covered under the prior reinsurance agreement.

                                   ARTICLE VI
                                   ----------

EXTRA CONTRACTUAL OBLIGATIONS AND/OR EXCESS JUDGMENTS
-----------------------------------------------------

A. This Agreement shall indemnify the Company, within the limits of this Agreement, for Extra Contractual Obligations and/or Excess Judgments awarded by a court of competent jurisdiction against the Company that arise from policies that are reinsured hereunder. Such Extra Contractual Obligation and/or Excess Judgment shall be added to the amount of the loss within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement and its Exhibits.

B. "Extra Contractual Obligations" are defined as damages paid by the Company that are not covered under any other provision of this Agreement, including legal costs and expenses in connection therewith, that arise as a result of the Company's handling of any claim on the policy reinsured hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence or bad faith or alleged fraud in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

C. "Excess Judgments" are defined as those damages paid by the Company which amounts are in excess of its policy limits, but otherwise within the coverage terms of the policy reinsured hereunder, including legal costs and expenses in connection therewith, as a result of an action against it by its insured or its insured's assignee to recover damages awarded by a court of competent jurisdiction to a third party claimant, arising out of, but not limited to, the Company's alleged or actual negligence or bad faith or alleged fraud in rejecting a settlement, in discharging its duty to defend, in preparing the defense in an action against its insured or discharging its duty to prepare or prosecute an appeal consequent upon such action.

D. The date on which an Extra Contractual Obligation and/or an Excess Judgment award is incurred by the Company shall be deemed, in all circumstances, to have arisen on the same date as the original loss occurrence that gave rise to the Extra Contractual Obligation and/or an Excess Judgment.

E. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company or any other employee of the Company with claims settlement authority acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

F. Recoveries, collectibles or retentions from any form of insurance and/or reinsurance, including but not limited to, deductibles or self-insured retentions, that protect the Company against claims the subject matter of this clause, will inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligation and/or Excess Judgment award for purposes of determining the amount recoverable hereunder, whether collectible or not.

G. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                  ARTICLE VII
                                  -----------

DECLARATORY JUDGMENT EXPENSES
-----------------------------

A. This Agreement shall indemnify the Company, within the limits of this Agreement, for Declaratory Judgment Expenses paid by the Company, as provided in this Agreement, under policies reinsured hereunder.

B. "Declaratory Judgment Expenses" as used herein shall mean legal expenses paid by the Company for the investigation, analysis, evaluation, and/or resolution of litigation of coverage by the Company and any other party to determine if there is coverage to indemnify and/or pay to its insured(s) under the policies issued by the Company and reinsured hereunder for a specific loss which loss is not specifically excluded under this Agreement.

C. Recoveries from any form of insurance and/or reinsurance that protect the Company against claims the subject matter of this clause will inure to the benefit of the Reinsurer and shall be deducted from the total amount of Declaratory Judgment Expenses for purposes of determining the amount recoverable hereunder.

                                  ARTICLE VIII
                                  ------------

ERRORS AND OMISSIONS
--------------------

Errors or omissions on the part of the Company shall not invalidate the reinsurance under this Agreement, provided such errors or omissions are corrected promptly after discovery thereof, but the liability of the Reinsurer under this Agreement or any exhibits or endorsements attached thereto shall in no event exceed the limits specified therein, nor be extended to cover any risks, perils or classes of insurance generally or specifically excluded therein.

                                   ARTICLE IX
                                   ----------

OFFSET AND SECURITY CLAUSE
--------------------------

A. Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

B. Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

C. The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

D. Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article shall survive any cancellation or other termination of this Agreement.

E. In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the laws of the insolvent party's state of domicile.

                                   ARTICLE X
                                   ---------

ACCESS TO RECORDS
-----------------

The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                                   ARTICLE XI
                                   ----------

RESERVES AND TAXES
------------------

A. The Reinsurer shall maintain legal reserves with respect to claims hereunder.

B. The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                                  ARTICLE XII
                                  -----------

INSOLVENCY CLAUSE
-----------------

(If more than one reinsured company is included in the designation of "Company" this Article shall apply only to the insolvent company or companies)

In the event of the insolvency of the Company and the appointment of a conservator, liquidator or statutory successor, the reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. The liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where (i) the Agreement specifies another payee of such reinsurance in the event of the insolvency of the Company and (ii) the Reinsurer with the consent of the direct insureds has assumed such policy obligations of the Company as its direct obligations to the payees under such policies, in substitution for the obligations of the Company to such payees; or where the Reinsurer has guaranteed performance of a contract insuring against physical damage to property for the benefit of mortgagees or other loss payees named in this Agreement in accordance with Section 1114(c) of the New York Insurance Law.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed
in duplicate this          day of                    , 19          .

ACCEPTED:
MERCHANTS MUTUAL INSURANCE COMPANY
MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.


-----------------------


----------------------- Attested by:

                                        AMERICAN RE-INSURANCE COMPANY


                                        ---------------------------------


                                        ---------------------------------
                                        Attested by:

                                   EXHIBIT A
                                   ---------

                            CASUALTY EXCESS OF LOSS
                               REINSURANCE COVER
                               -----------------

                                   Section 1
                                   ---------
COVER
-----

The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., January 1, 1998, as respects the Company's policies in force as of said date and new and renewal policies becoming effective on and after said date, covering the Company's Casualty Business, subject to the limitations and exclusions hereinafter set forth.

                                   Section 2
                                   ---------

LIMITS OF COVER
---------------

A. With respect to the business covered under this Exhibit, the Reinsurer shall pay to the Company the amount of ultimate net loss each occurrence in excess of the Company Retention but not exceeding the Reinsurer's Limits of Liability as set forth in the Schedule of Reinsurance below.

                      SCHEDULE OF REINSURANCE

-----------------------------------------------------------------------
Company Retention                  Reinsurer's Limits of Liability
Each Occurrence                    Each Occurrence
-----------------------------------------------------------------------

                First Excess       Second Excess          Third Excess
                Cover              Cover                  Cover
$500,000        $1,500,000         $3,000,000             $5,000,000

B. If an occurrence takes place which involves the classes of business reinsured under this Exhibit and one risk reinsured under Exhibit B to this Agreement in combination, the Reinsurer shall pay to the Company the amount of ultimate net loss in excess of a Company Retention of $500,000 with respect to such occurrence, but not exceeding a Limit of Liability to the Reinsurer of $500,000. The Reinsurer's Limit of Liability specified in this Section shall be in addition to the Limits of Liability of the Reinsurer set forth in the sections entitled LIABILITY OF THE REINSURER of this Exhibit and said Exhibit B.

                                   Section 3
                                   ---------

COMPANY POLICY LIMITS
---------------------

For the purpose of determining the Company Retention and the Reinsurer's Limit of Liability with respect to each layer specified in this Exhibit, the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

(a) Automobile Bodily Injury Liability                     $1,000,000 each person
                                                           $1,000,000 each occurrence
(b) Automobile Property Damage Liability                   $1,000,000 each occurrence
(c) Automobile Liability Combined Single Limit             $1,000,000 each occurrence
(d) Uninsured/Underinsured Motorists Coverage              $1,000,000 each person
                                                           $1,000,000 each occurrence
(e) Personal Injury Protection Coverage                    $1,000,000 each occurrence
(f) Other Bodily Injury Liability                          $2,000,000 each occurrence
(g) Other Property Damage Liability                        $2,000,000 each occurrence
(h) Other Liability Combined Single Limit                  $2,000,000 each occurrence
(i) Section II Liability under Commercial Multiple Peril   $2,000,000 each occurrence
(j) Section II Liability under Businessowners              $1,000,000 each occurrence
(k) Section II Liability under Homeowners Multiple Peril   $1,000,000 each occurrence
(l) Section II Liability under Farmowners Multiple Peril   $1,000,000 each occurrence
(m) Employers' Liability
     (1) In all states with Statutory Limits               Statutory Limits
     (2) In All Other States
         (i)   Bodily Injury by Accident                   $1,000,000 each accident
         (ii)  Bodily Injury by Disease                    $1,000,000 policy limit
         (iii) Bodily Injury by Disease                    $1,000,000 each employee

                                   Section 4
                                   ---------

ULTIMATE NET LOSS
-----------------

A. The term "ultimate net loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable, including 90% of any Extra Contractual Obligations and/or Excess Judgments and/or Declaratory Judgment Expenses, in accordance with their respective articles, after making proper deductions for all recoveries, salvages, and claims upon other reinsurance which inures to the benefit of the Reinsurer under this Agreement whether collectible or not; provided, however, that in the event of the insolvency of the Company, "ultimate net loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the Article entitled INSOLVENCY CLAUSE.

B. All expenses incurred by the Company which are included as part of the policy limit under the Company's original policies reinsured hereunder shall be included in "ultimate net loss" as defined above.

C. All office expenses of the Company and all salaries and expenses of its officials and employees shall be excluded under this Agreement, except that the Company may include the costs and expenses of its in-house counsel as provided in D. below.

D. All expenses other than as provided in B. and C. above, including taxed court costs, prejudgment and postjudgment interest, and loss expenses incurred in investigation, adjustment and litigation, defense and settlement of claims made against the Company under its original policies reinsured hereunder, including the costs and expenses of the Company's in-house counsel while engaged in the litigation of claims covered hereunder, shall be apportioned in proportion to the respective interests of the parties hereto in the ultimate net loss.

E. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Company in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Company's original policies reinsured hereunder include expenses as part of the policy limit, be added to the Company's ultimate net loss.

                                   Section 5
                                   ---------

DEFINITIONS
-----------

A.       Casualty Business
         -----------------

         This term shall mean insurance which is classified in the NAIC form of annual statement as Farmowners Multiple Peril (Section II), Homeowners Multiple Peril (Section II), Commercial Multiple Peril (Sections II and III, including Section II of Business Owners), Workers' Compensation, Other Liability, Automobile Liability, and Automobile Personal Injury Protection, and described in the manuals of the Insurance Services Office, or the standard workers' compensation form of policy, subject to the Section of this Exhibit entitled EXCLUSIONS, as respects losses occurring in the United States of America, its territories and possessions, and Canada.

B.       Company Retention
         -----------------

         This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

C.       Occurrence
         ----------

         This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event regardless of the number of policies involved, and as respects workers' compensation and employers' liability policies, regardless of the number of employees or employers involved, except as modified below:

         (1) As respects exposures reinsured hereunder other than occupational and other disease or cumulative injury under workers' compensation policies, all bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of occurrence shall be deemed to be the following:

                  (i) As respects a loss involving one or more policies written on an occurrence basis, the date on which bodily injury or property damage occurs.

                  (ii) As respects a loss involving one or more policies written on a claimsmade basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.

                  (iii) As respects a loss involving one or more policies written on an occurrence basis and one or more policies written on a claimsmade basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made policies.

         (2) As respects an occupational or other disease or cumulative injury under workers' compensation or employers' liability policies for which the employer is liable:

                  (i) Which arises from a specific sudden and accidental event limited in time and place, such occupational or other disease suffered by one or more employees of one or more employers shall be deemed to be an occurrence within the meaning of this Exhibit and the date of occurrence shall be deemed to be the date of the sudden and accidental event.

                  (ii) Which does not arise from a specific sudden and accidental event limited in time and place, such occupational or other disease or cumulative injury shall be deemed to be an occurrence within the meaning of this Exhibit, and the date of occurrence shall be deemed to be the date of the beginning of the disability for which compensation is payable if the case is compensable under the Workers' Compensation law; or the date that disability due to said disease actually began if the case is not compensable under the Workers' Compensation law. Each case of an employee contracting such occupational or other disease or cumulative injury for which the employer insured by the Company is held liable shall be considered a separate occurrence regardless of the date of loss.

                                   Section 6
                                   ---------

EXCLUSIONS
----------

         This Exhibit shall not apply to:

         A. Business accepted by the Company as reinsurance from other insurers other than its affiliates;

         B. Nuclear incident per the Nuclear Incident Exclusion Clause Liability Reinsurance attached hereto;

         C. Policies covering liability of any insurer or reinsurer for its acts or omissions in the negotiation, settlement, or defense of claims or any act or omission in dealings with its policyholders;

         D. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations and including automobile assigned risk pools and voluntary or involuntary market assistance programs; however, this exclusion shall not apply to individual risks under this Agreement which are assigned to the Company as a result of the business reinsured hereunder;

         E. Any liability of the Company arising from its participation or membership in any insolvency fund;

         F. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to workers' compensation and employers liability nor to any policy which contains a standard war exclusion;

         G. Business written on a coindemnity basis not controlled by the Company;

         H. Business written to apply in excess of a deductible or self insured amount of more than $25,000 or business written to apply specifically in excess over underlying insurance;

         I. Automobile liability insurance relating to the ownership, maintenance (but this shall not apply to Garage Liability or Garagekeepers Liability), or use of:

                  (1) Emergency vehicles including police and fire department vehicles; however, this exclusion shall not apply to renewal business;

                  (2)      Automobiles used in organized speed contests;

                  (3) Vehicles leased or rented to others, except customer rental exposures for garage risks;

                  (4) Commercial automobiles, as defined in the manuals of the Insurance Services Office, which customarily operate beyond a 500 mile radius;

                  (5) Public automobiles, other than school or church buses or funeral home vehicles, as defined in the manuals of the Insurance Services Office;

                  (6) Motor vehicles used for transporting explosives, munitions, corrosives, flammable and nonflammable gas, flammable liquid, poison, radioactive materials and hazardous waste;

                  J. Liability insurance written by the aviation underwriting unit of the Company, howsoever styled;

                  K. Liability insurance issued to any state or governmental agency or any political subdivision whatsoever; however, this exclusion shall not apply to school districts and school boards nor to renewal business. This exclusion shall also not apply to Owners and Contractors Protective policies issued to any such entities;

                  L. Liability insurance relating to premises or operations involving:

                           (1) Aircraft or airports, as respects coverage for all liability arising out of the ownership, maintenance, or use of any aircraft or flight operations;

                           (2) Amusement parks or devices, carnivals or circuses, sports or other entertainment events, arenas, grandstands, or stadiums; however, this exclusion shall not apply to coverage for locations or events with daily admissions of 1,000 or less or seating capacity of 1,000 or less;

                           (3) Manufacturing, packing, handling, shipping, or storage of explosives, ammunitions, fuses, arms, magnesium, fireworks, nitroglycerine, celluloid, pyroxylin or explosive substances intended for use as an explosive; however, this exclusion shall not apply to incidental handling and storage in connection with the sale of such substances;

                           (4) Gas or public utility companies, gas or public utility works, or gas lease operations;

                           (5) Production, refining, handling, shipping, or storage of natural or artificial fuel gasses, synthetic or coal or shale based fuel, butane, propane, gasoline, or liquefied petroleum gas; however this exclusion shall not apply to gasoline service stations, convenience stores and fuel oil dealers;

                           (6) Oil or gas pipelines, wells, or drilling operations;

                           (7) Railroad operations; however, this exclusion shall not apply to Railroad Protective policies;

                           (8) Ship building, boat manufacturing, ship repair yards, dry docks, stevedoring, or watercraft; however, this exclusion shall not apply to watercraft commonly insured under homeowners polices, nor to non-owned watercraft up to 51 feet in length for commercial policies;

                           (9) Underground work, including underground mining and quarrying, tunneling, and subway construction; however, this exclusion shall not apply to underground work up to a depth of 12 feet;

                           (10)     Offshore and subaqueous work;

                           (11) Wrecking or demolition of structures over 3 stories in height, or marine wrecking;

                           (12) Chemical manufacturing; however, this exclusion shall not apply to operations with annual gross receipts from chemical manufacturing of $500,000 or less;

                  M. Liability insurance relating to products or completed operations involving the manufacture or importation of:

                           (1) Cosmetics, hair, and skin products, but this exclusion shall not apply if the total annual receipts from this exposure are $250,000 or less;

                           (2) Drugs, pharmaceuticals, and agricultural chemicals;

                           (3) Aircraft, aircraft parts, or aircraft engines, all motorized vehicles, or mobile equipment (critical parts only).

                                    "Critical parts" shall mean

                                    1.       Safety equipment, including but not
                                             limited to airbags, and seat belts;
                                             but "critical parts" shall not
                                             include mirrors or other such
                                             items;

                                    2.       Operating parts, including but not
                                             limited to brakes, tires,
                                             suspension, engines, head lights,
                                             and steering columns; but "critical
                                             parts" shall not include steering
                                             wheel, gearshift knobs, seat
                                             upholstery or similar items;

                           (4) Heavy machinery and equipment, home power tools, or oil drilling equipment:

                  N. Insurance covering damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the insured's products or of any property of which such products form a part, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

                  O. Malpractice insurance, directors and officers liability insurance, or any other form of errors and omissions or professional liability insurance; however, this exclusion shall not apply to druggists operating outside the State of Florida, funeral directors, veterinarians', beauty and barber shops', hearing aid service specialists', cemetery operators' liability, opticians' or printers' liability business, nor to employee benefits liability business;

                  P. Insurance written for governmental bodies to afford protection against liability arising out of riot, civil commotion, or mob action or out of any act or omission in connection with the prevention or suppression of any riot, civil commotion, or mob action;

                  Q. Liability insurance relating to or involving satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch and inorbit);

                  R. Pollution liability insurance or environmental impairment liability, howsoever styled; however, this exclusion shall not apply to herbicide or pesticide use by landscapers and/or gardeners in commercial landscaping or gardening operations;

                  S. Pollution under any commercial multiple peril policy, farmowners multiple peril policy, farm liability policy or any other commercial other liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Commercial General Liability Form CG 00 01 (Ed. 11/88) or as subsequently amended or under any garage liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Garage Coverage Form CA 00 05 (Ed. 1/87) or as subsequently amended. However, this exclusion does not apply to:

                           (1) pollution coverage under the Motor Carriers Act of 1980 as contained within the MCS-90 endorsement attached to the Company's commercial automobile liability policies, or

                           (2) any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from attaching such endorsement. If the Company elects to file an endorsement independent of ISO, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval.

                  T. Workers' compensation and employers' liability insurance with respect to operations principally involving:

                           (1) Aircraft flight and ground operations or operations in which the flying hazard is a major part;

                           (2) Amusement parks or devices, exhibitions (including fireworks), carnivals or circuses, sports events and/or participants; however, this exclusion shall not apply to coverage for locations or events with daily admissions of 1,000 or less or seating capacity of 1,000 or less;

                           (3) Manufacturing, packing, handling, shipping, or storage of explosives, substances intended for use as an explosive, ammunitions, fuses, arms, magnesium, propellant charges, detonating devices, fireworks, nitroglycerine, celluloid, or pyroxylin; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

                           (4) Gas companies, dealers, or distributors, except those in the gasoline service station, convenience store or fuel oil dealer business; oil or gas operators, lease operators or contractors; oil or gas well works; oil or gas pipeline construction or operations; oil rig and derrick work; onshore or offshore gas or oil drilling operations;

                           (5) Manufacturing, packing, handling, shipping or storage of natural gas or artificial fuel gasses, butane, propane, gasoline, or liquified petroleum gas; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances:

                           (6) Railroad operation or construction, except this exclusion shall not apply if the excluded exposure is not normally associated with the insured's operation and does not present a larger exposure than the overall unexcluded portion of the risk;

                           (7) Maritime or federal employments; steamship lines, agencies, or stevedoring, navigation or operation of vessels; operation of drydocks; and including all United States Longshoremen's and Harbor Workers' exposures, except this exclusion shall not apply if the excluded exposure (a) is endorsed on an "if any" basis or (b) is not normally associated with the insured's operation and does not present a larger exposure than the overall unexcluded portion of the risk;

                           (8)      Subway construction, shaft sinking, or
                                    tunneling;

                           (9) Wrecking or demolition of vessels or buildings or structures of more than three stories in height;

                           (10)     Underground mining, strip mining, or
                                    quarrying;

                           (11)     Subaqueous work;

                           (12) Caisson or coffer dam work; dam, dike, lock, or revetment construction:

                           (13) Chemical manufacturing; however, this exclusion shall not apply to operations with annual gross receipts from chemical manufacturing of $500,000 or less;

                           (14) Nuclear Regulatory Commission projects or operations conducted under license from the Nuclear Regulatory Commission;

                           (15)     Asbestos removal contractors;

                           (16)     Firefighters and police officers.

If the Company provides insurance for an insured with respect to the ownership, maintenance, or use of items listed in exclusions I.(l) through I.(6) and if such ownership maintenance, or use constitutes only a minor and incidental part of the total ownership, maintenance, or use of such items of the insured, such exclusion(s) shall not apply.

If the Company provides insurance for an insured with respect to any premises, operations, products, or completed operations listed in exclusions L. and M., except exclusions L.(3) and L.(4), and if such premises, operations, products, or completed operations constitute only a minor incidental part of the total premises, operations, products, or completed operations of the insured, such exclusion(s) shall not apply.

If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this Section, these exclusions, except A. through G., L.(3), L.(4), N. through R., T.(3) and T.(4) shall be suspended with respect to such business until the greater of 30 days or the minimum period of time required by statute after an underwriting supervisor of the Company acquires knowledge of such business.

                                   Section 8
                                   ---------

REINSURANCE PREMIUM
-------------------

         A.       First Excess Cover:

                  (1) With respect to business in force at the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to the product of the applicable First Excess reinsurance rate set forth in Appendix A attached hereto and the Company's unearned premium for the classes of business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

                  (2) With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to the product of the applicable First Excess reinsurance rate set forth in Appendix A attached hereto and the Company's written premium for the classes of business reinsured hereunder.

         B.       Second Excess Cover:

                  (1) With respect to business in force at the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to 0.19% of the Company's unearned premium for the classes of business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

                  (2) With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to 0.19% of the Company's written premium for the classes of business reinsured hereunder, subject to an annual minimum and deposit reinsurance premium of $200,000.

         C.       Third Excess Cover:

                  Unless otherwise mutually agreed, the Company shall pay the Reinsurer an annual reinsurance premium of $40,000 for each calendar year during which the Third Excess remains in force.

         D. For the purpose of the calculation of the reinsurance premium for business owners policies reinsured hereunder, the reinsurances rates in A. and B. above shall be applied against 40% of the business owners policy premium unearned or written, as applicable.

                                   Section 9
                                   ---------

CONTINGENT COMMISSION
---------------------

A. The Reinsurer shall pay the Company a contingent commission equal to 50% of the net profit, if any, accruing to the Reinsurer during each accounting period defined herein. The first accounting period shall be from the effective date of this Agreement through December 31, 2000 and each subsequent 36-month period shall be a separate accounting period. However, if this Agreement is terminated, the final accounting period shall be from the beginning of the then current accounting period through the date of termination if this Agreement is terminated on a "cutoff" basis, or the end of the runoff period if this Agreement is terminated on a "runoff" basis.

B. The Reinsurer's net profit for each accounting period shall be calculated in accordance with the following formula, it being understood that a positive balance equals net profit and a negative balance equals net loss:

         (1)      Premiums earned for the accounting period; less

         (2) Ceding commission allowed the Company on premiums earned for the accounting period; less

         (3) Expenses incurred by the Reinsurer at 12.5% of premiums earned for the accounting period; less

         (4)      Losses incurred for the accounting period; less

         (5) The Reinsurer's net loss, if any, from the immediately preceding accounting period.

C. The Company shall calculate and report the Reinsurer's net profit within 60 days after the end of each 12-month period within each accounting period, within 60 days after the end of each accounting period, and within 60 days after the end of each December 31 thereafter until all losses subject hereto have been finally settled. Each such calculation shall be based on cumulative transactions hereunder from the beginning of the accounting period through the date of calculation, including the Reinsurer's net loss, if any, from the immediately preceding accounting period. As respects the initial calculation referred to above, any contingent commission shown to be due the Company shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Company's report. As respects each subsequent calculation, any additional contingent commission shown to be due the Company shall be paid by the Reinsurer as promptly as possible after receipt and verification of the Company's report. Any return contingent commission shown to be due the Reinsurer shall be paid by the Company with its report.

D. "Premiums earned" as used herein shall mean ceded unearned premiums at the beginning of the accounting period, plus ceded net written premiums during the period, less ceded unearned premiums at the end of the period.

E. "Losses incurred" as used herein shall mean ceded losses and loss adjustment expense paid as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expense outstanding as of the same date, all as respects losses occurring during the accounting period under consideration.

                                   Section 10
                                   ----------

REPORTS AND REMITTANCES
-----------------------

         A.       Reinsurance Premium
                  -------------------

                  (1) In Force Premium (Applicable to the First and Second Excess Covers only):

                           Within 45 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer shall be remitted within the earlier of: (a) 180 days after the commencement of this Exhibit, or (b) 5 days after receipt of General Reinsurance Corporation's return premium under the prior casualty reinsurance program.

                  (2)      New and Renewal Premium:

                           a.       First Excess Cover:

                           Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party shall be remitted within 60 days after the close of the month.

                           Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

                  b.       Second Excess Cover

                           Within 25 days after the beginning of each calendar quarter, the Company shall pay to the Reinsurer one quarter of the annual minimum and deposit reinsurance premium stipulated in subparagraph B.2 of the section entitled REINSURANCE PREMIUM.

                           Within 60 days after the close of each calendar year, the Company shall render to the Reinsurer a report of the premium written by the Company on the classes of business reinsured hereunder during such calendar year. The Company shall calculate the reinsurance premium thereon and remit to the Reinsurer the amount of reinsurance premium, if any, in excess of the annual minimum and deposit reinsurance premium previously paid.

                  c.       Third Excess Cover

                           Within 25 days after the beginning of each calendar quarter, the Company shall pay to the Reinsurer one quarter of the annual reinsurance premium stipulated in subparagraph C. of the section entitled REINSURANCE PREMIUM.

B.       Claims and Losses
         -----------------

         The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

         (1)      Cord injury paraplegia, quadriplegia;

         (2)      Amputations requiring a prosthesis;

         (3) Brain damage affecting mentality or central nervous system such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

         (4)      Blindness;

         (5) Burns involving over 10% of body with third degree or 30% of body with second degree;

         (6) Multiple fractures involving more than one member or non-union;

         (7)      Fracture of both heel bones (fractured bilateral or calcis);

         (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

         (9)      Massive internal injuries affecting body organs;

         (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

         (11)     Fatalities;

         (12) Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.

                  The Company shall advise the Reinsurer of the estimated amount of ultimate net loss and loss expense in connection with each such claim or loss and of any subsequent changes in such estimates.

                  Upon receipt of a definitive statement of ultimate net loss and loss expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of ultimate net loss and Reinsurer's portion of loss expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

C.       General
         -------

         In addition to the reports required in A. and B. above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

         All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                   Section 11
                                   ----------

REINSTATEMENT
-------------

         A.       First Excess Cover

                  In the event of any portion of the liability under the First Excess Cover being exhausted by loss, the amount so exhausted is automatically reinstated from the time of the occurrence of the loss without payment of additional premium. Nevertheless, the Reinsurer's liability shall not exceed $1,500,000 in respect of all losses from any one occurrence.

         B.       Second Excess Cover

                  In the event of any portion of the liability under the Second Excess Cover being exhausted by loss, the amount so exhausted is automatically reinstated from the time of the occurrence of the loss without payment of additional premium. Nevertheless, the Reinsurer's liability shall not exceed $3,000,000 in respect of all losses from any one occurrence.

         C.       Third Excess Cover

                  The limit of liability of the Reinsurer under the Third Excess Cover with respect to each occurrence shall be reduced by an amount equal to the amount of liability paid by the Reinsurer, but that part of the liability of the Reinsurer that is so reduced shall be automatically reinstated, subject to the maximum payment of $20,000,000 with respect to all occurrences taking place during each calendar year that the Third Excess Cover is in effect. In consideration of this automatic reinstatement, the Company shall pay to the Reinsurer:

                  (a) For the first $5,000,000 so reinstated an additional reinsurance premium which shall be the product of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM and the amount so reinstated divided by $5,000,000,

                  (b) For the next two full reinstatements of $5,000,000 each, an additional reinsurance premium which shall be the product of 50% of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM and the amount so reinstated divided by $5,000,000.

                  The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM, and shall be paid by the Company immediately following loss payment by the Reinsurer.

                  If at the time of loss payment, the adjusted annual reinsurance premium is unknown, calculation of such additional reinsurance premium shall be based upon the annual minimum and deposit reinsurance premium subject to adjustment when the adjusted annual reinsurance premium is established.

                                   Section 12
                                   ----------

COMMENCEMENT AND TERMINATION
----------------------------

         A. As respects policies written on a claimsmade basis, this Exhibit shall apply to claims received and recorded by the Company or the insured at and after 12:01 A.M., January 1, 1998, provided that each such policy includes a specific retroactive date and the occurrence which results in each such claim takes place on or after such retroactive date, and provided further that such retroactive date is on or after the inception date of the first of one or more consecutive claimsmade policies issued by the Company or another insurer(s) to the named insured. However, this Exhibit shall not apply to claims received and recorded by the Company or the insured during any Extended Reporting Period in force at such time and date. As respects policies written on an occurrence basis, this Exhibit shall apply to claims and losses resulting from occurrences taking place at and after 12:01 A.M., January 1, 1998.

         B. This Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective.

         C. Upon termination of this Exhibit, the Reinsurer's liability hereunder will terminate on a cut-off basis. However, the Company may elect to have the Reinsurer's liability terminate on a run-off basis. The phrases "cut-off basis" and "run-off basis" shall have the meanings set forth below:

                  (1)      Cut-Off Basis:

                           As respects policies written on a claims-made basis, the Reinsurer shall not be liable for claims received and recorded by the Company or the insured at and after the effective time and date of termination, unless such claim is received and recorded by the Company or the insured during an Extended Reporting Period in force or provided under policy conditions in effect at the time and date of termination. As respects policies written on an occurrence basis, the Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination.

                  (2)      Run-Off Basis:

                           The Reinsurer shall continue to be liable, with respect to policies in force at the time and date of termination, for occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first, provided that with respect to policies written on a claims-made basis, the claim is received and recorded by the Company or the insured before such expiration, cancellation, or next anniversary date. However, if the Company provides an Extended Reporting Period within one year after the termination date of this Exhibit on any claims-made policy which is in force at such termination date or if an Extended Reporting Period is in force at the time and date of termination, the Reinsurer shall continue to be liable for claims received and recorded by the Company or the insured during such Extended Reporting Period, provided always that the occurrence which results in any such claim takes place prior to the expiration or cancellation date of the policy.

                           For the First and Second Excess Covers, the reinsurance premium for policies in force at the time and date of termination shall be calculated by applying the provisions of the Section entitled REINSURANCE PREMIUM to the quarterly earned premiums that derive from the unearned premium applicable to policies in force at the time and date of termination, provided such reinsurance premium is at least 50% of the reinsurance premium for the prior calendar year. Further, the reinsurance premium for any unlimited Extended Reporting Period provided within one year after the termination date of this Exhibit on any claims-made policy which is in force at such termination date shall be calculated in accordance with the provisions of the Section entitled REINSURANCE PREMIUM. For the Third Excess Cover, the run-off reinsurance premium shall be mutually agreed by the parties.

         D. When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less the commission previously allowed thereon.

                                   APPENDIX A
                                   ----------

                       MERCHANTS MUTUAL INSURANCE COMPANY
               MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

                  CASUALTY EXCESS OF LOSS REINSURANCE EXHIBIT
                  -------------------------------------------

FIRST EXCESS COVER REINSURANCE RATES

Class of Business                                Rate
-----------------------------------------------------
Private Passenger Automobile                    0.05%
Liability (including PIP)

Commercial Automobile Liability                 1.76%
(including PIP)

Workers' Compensation and                       2.80%
Employers' Liability

Commercial Multiple Peril                       3.07%
(Section II) and
Business Owners (Section II)

Homeowners Multiple Peril                       No Charge
(Section II) and Farmowners
Multiple Peril (Section II)

                                   EXHIBIT B
                                   ---------

                        PROPERTY PER RISK EXCESS OF LOSS
                               REINSURANCE COVER
                               -----------------

                                   Section 1
                                   ---------

COVER
-----

The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., January 1, 1998, as respects:

         (1)      First Excess Cover:

                  the Company's policies in force as of said date, and new and renewal policies becoming effective on and after said date;

         (2)      Second Excess Cover:

                  new and renewal policies of the Company becoming effective on and after said date,

covering the Company's Property Business, subject to the limitations and exclusions set forth.

                                   Section 2
                                   ---------

LIMITS OF COVER
---------------

A. With respect to the business covered under this Exhibit, the Reinsurer shall pay to the Company the amount of ultimate net loss each risk, each occurrence sustained by the Company in excess of the Company Retention but not exceeding the Reinsurer's Limit of Liability as set forth in the Schedule of Reinsurance below.

         The Reinsurer's Limit of Liability for the First Excess Cover of this Exhibit shall not exceed a total payment of $3,000,000 on all risks involved in one occurrence.


                    SCHEDULE OF REINSURANCE
--------------------------------------------------------------------
COMPANY RETENTION                   REINSURER'S LIMIT OF LIABILITY
EACH RISK, EACH                     EACH RISK, EACH OCCURRENCE
OCCURRENCE
--------------------------------------------------------------------
                                    FIRST              SECOND
                                    EXCESS COVER       EXCESS COVER
$   500,000                         $1,500,000         $8,000,000
--------------------------------------------------------------------

B. All insurance written under one or more policies of the Company against the same peril on the same risk shall be combined, and Company Retention and Reinsurer's Limit of Liability shall be determined on the basis of the sum of all insurance against the same peril and on the same risk which is in force at the time of a claim or loss.

C. If an occurrence takes place which involves one risk reinsured under this Exhibit and the classes of business reinsured under Exhibit A to this Agreement in combination, the provisions of paragraph C. of the section entitled LIMITS OF COVER of said Exhibit A shall apply.

                                   Section 3
                                   ---------

ULTIMATE NET LOSS
-----------------

A. The term "ultimate net loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable, including 90% of any Extra Contractual Obligations and/or Excess Judgments and/or Declaratory Judgment Expenses, in accordance with their respective articles, after making proper deductions for all recoveries, salvages, and claims upon other reinsurance which inures to the benefit of the Reinsurer under this Agreement whether collectible or not; provided, however, that in the event of the insolvency of the Company, "ultimate net loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the Article entitled INSOLVENCY CLAUSE.

B. All expenses incurred by the Company which are included as part of the policy limit under the Company's original policies reinsured hereunder shall be included in "ultimate net loss" as defined above.

C. All office expenses of the Company and all salaries and expenses of its officials and employees shall be excluded under this Agreement, except that the Company may include the costs and expenses of its in-house counsel as provided in D. below.

D. All expenses other than as provided in B. and C. above, including taxed court costs, prejudgment and postjudgment interest, and loss expenses incurred in investigation, adjustment and litigation, defense and settlement of claims made against the Company under its original policies reinsured hereunder, including the costs and expenses of the Company's in-house counsel while engaged in the litigation of claims covered hereunder, shall be apportioned in proportion to the respective interests of the parties hereto in the ultimate net loss.

E. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Company in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Company's original policies reinsured hereunder include expenses as part of the policy limit, be added to the Company's ultimate net loss.

F. Recoveries from catastrophe reinsurance shall be deemed not to reduce the amount required with respect to the Company Retention.

                                   Section 4
                                   ---------
DEFINITIONS
-----------

         A.       Property Business
                  -----------------

                  This term shall mean insurance which is classified in the NAIC form of annual statement as Fire, Allied Lines, Farmowners Multiple Peril (Section I), Homeowners Multiple Peril (Section
                  I), Commercial Multiple Peril (Section I including Section I of Business Owners), Inland Marine, and Automobile Physical Damage (including collision, water damage, fleet dealers' and garagekeepers' legal liability) except those lines specifically excluded in the section entitled EXCLUSIONS, on risks wherever located in the United States of America, its territories and possessions, and Canada.

         B.       Company Retention
                  -----------------

                  This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         C.       Property Risk
                  -------------

                  The Company shall establish what constitutes one risk, provided:

                  (1) a building and its contents, including time element coverages, shall never be considered more than one risk:

                  (2) when two or more buildings and their contents are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company those individual buildings and their contents that are considered to constitute each risk; if such identification is not made, each building and its contents shall be considered to be a separate risk.

         D.       Building
                  --------

                  This term shall mean each structure that is considered by the local fire insurance rating organization to be a separate building for rate making purposes. With reference to structures not rated specifically by the local fire insurance rating organization, the term building shall mean each separately roofed structure enclosed within exterior walls.

         E.       Automobile Physical Damage Risk
                  -------------------------------

                  The Company shall establish what constitutes one automobile physical damage risk, provided:

                  (1) a tractor and trailer(s) or a tractor and semi-trailer(s) shall never be considered more than one risk;

                  (2) with respect to fleet dealers' business and garage keepers legal liability business, all vehicles housed in one building shall never be considered more than one risk;

                  (3) with respect to fleet dealers' business and garage keepers legal liability business, any location where all vehicles are situated out-of-doors shall never be considered more than one risk.

         F.       Occurrence
                  ----------

                  This term shall mean each occurrence or series of occurrences arising out of one event.

                                   Section 5
                                   ---------
EXCLUSIONS
----------

         This Exhibit shall not apply to:

         A.       Reinsurance accepted by the Company other than:

                  (1) Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement, or

                  (2) Local agency reinsurance on a share basis accepted in the normal course of business, or

                  (3)      From its affiliates;

         B. Nuclear incident per the Nuclear Incident Exclusion - Physical Damage Reinsurance attached hereto;

         C. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations; however, this exclusion shall not apply to individual risks under this Agreement which are assigned to the Company as a result of the business reinsured hereunder;

         D. Any liability of the Company arising from its participation or membership in any insolvency fund;

         E. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to workers' compensation and employers liability nor to any policy which contains a standard war exclusion;

         F. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $25,000; however, this exclusion shall not apply to policies which provide a percentage of deductibles or franchise in connection with windstorm;

         G. Insurance against earthquake, except when written in conjunction with fire and otherwise eligible perils;

         H.       Insurance on growing crops;

         I. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, except when written in conjunction with fire and otherwise eligible perils;

         J.       Business classified as fidelity;

         K. Liability under coverage afforded for loss or damage resulting from failure to account or pay for any goods or merchandise sold on credit, delivered under deferred payment agreements, consigned for sale, or delivered under any trust or floor plan agreements, except under standard accounts receivable policies;

         L. Any loss or damage caused by or resulting from explosion, rupture, or bursting of steam boilers, steam pipes, steam turbines, steam engines, or rotating parts of machinery caused by centrifugal force; if owned by, leased by, or actually operated under the control of the insured. This exclusion shall not apply to ensuing loss by fire not otherwise excluded;

         M. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property;

         N. Difference in conditions insurance and similar kinds of insurance, howsoever styled, except when written in conjunction with fire and otherwise eligible perils;

         O. Risks which have a total insurable value of more than $250,000,000;

         P. Any collection of fine arts with an insurable value of $5,000,000 or more;

         Q. Mobile homes; however, this exclusion shall not apply to dealers' physical damage renewal business;

         R.       Inland marine business with respect to the following:

                  (1)      All bridges and tunnels;

                  (2) Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels, except transit insurance with a limit of $100,000 each or less;

                  (3) Commercial negative film insurance and cast insurance;

                  (4)      Oil drilling rigs;

                  (5)      Furriers' customers policies;

                  (6)      Garment contractors policies;

                  (7) Insurance on livestock under so-called "mortality policies";

                  (8)      Jewelers block policies and furriers' block policies;

                  (9)      Mining equipment while underground;

                  (10) Motor truck cargo insurance written for common carriers operating beyond a radius of 300 miles;

                  (11) Radio and television broadcasting towers in excess of 100 feet in height;

                  (12) Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

                  (13) Watercraft, other than watercraft insured under a standard homeowners policy and non-owned watercraft up to 51 feet in length for commercial policies;

         S. Loss of, damage to, or failure of, or consequential loss resulting therewith (including but not limited to earnings and extra expense) of satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch, and in orbit);

         T. Coverage afforded by ISO Pollutant Clean Up and Removal Additional Aggregate Limit of Insurance Endorsement CP 04 07 (Ed. 4/86) or as subsequently amended or by any similar endorsement affording such coverage;

         U. Pollutant clean up or removal under any commercial property policy or any inland marine policy written by the Company which does not contain ISO ChangesPollutants Endorsement CP 01 86 (Ed. 4/86) or as subsequently amended; however, this exclusion does not apply to any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from attaching such endorsement. If the Company elects to file an endorsement independent of ISO, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval.

If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this Section, these exclusions, except A. through F., J., K., P., S., T and U. shall be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

                                   Section 7
                                   ---------

REINSURANCE PREMIUM
-------------------

The Company shall Pay to the Reinsurer:

A.       First Excess Cover:

         (1) With respect to business becoming in force at the effective time and date of this Exhibit:

                  a. 0.36% of the Company's unearned premium on homeowners multiple peril (Section I) after deducting that portion, if any, paid for share reinsurance, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit; and

                  b. 4.86% of the Company's unearned premium on all other classes of business reinsured hereunder (except automobile physical damage), after deducting that portion, if any, paid for share reinsurance, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         (2) With respect to business becoming effective at and after the effective time and date of this Exhibit:

                  a. 0.36% of the Company's written premium on homeowners multiple peril (Section I) after deducting that portion, if any, paid for share reinsurance; and

                  b. 4.86% of the Company's written premium on all other classes of business reinsured hereunder (except automobile physical damage), after deducting that portion, if any, paid for share reinsurance.

         B.       Second Excess Cover:

                  For each risk ceded hereunder, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable reinsurance rate set forth in Appendix B attached hereto and the Company's written premium for the risk being reinsured. The applicable reinsurance rate shall be determined based on the total insured value and construction of the reinsured risk.

         C. For the purpose of the calculation of the reinsurance premium for business owners policies reinsured hereunder, the reinsurance rate above shall be applied against business owners policy written premium.

                                   Section 8
                                   ---------

CONTINGENT COMMISSION
---------------------

The Reinsurer's underwriting experience under the First Excess Cover of this Exhibit and under the First Excess Cover and the Combination Cover of Exhibit A to this Agreement shall be combined for the purposes of calculating the contingent commission on accordance with the provisions of the section entitled CONTINGENT COMMISSION of said Exhibit A.

                                   Section 9
                                   ---------

REPORTS AND REMITTANCES
-----------------------

A.      Reinsurance Premium
        -------------------

         (1)      In Force Premium (Applicable to the First Excess Cover only):

                  Within 45 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer shall be remitted within the earlier of (a) 180 days after the commencement of this Exhibit, or (b) 5 days after receipt of General Reinsurance Corporation's return premium under the prior property reinsurance program.

         (2)      New and Renewal Premium:

                  Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party shall be remitted within 60 days after the close of the month.

                  Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

B.       Claims and Losses
         -----------------

         The Company shall report promptly to the Reinsurer each claim or loss which, in the Company's opinion, may involve the reinsurance afforded by this Exhibit. The Company shall advise the Reinsurer of the estimated amount of ultimate net loss in connection with each such claim or loss and of any subsequent changes in such estimates.

         Upon receipt of a definitive statement of ultimate net loss from the Company, the Reinsurer shall promptly pay to the Company the Reinsurer's portion of ultimate net loss and the Reinsurer's portion of loss expense, if any. Any subsequent changes in the amount of ultimate net loss shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

C.       General
         -------

         In addition to the reports required in A., B. and C. above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

         All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                   Section 10
                                   ----------

COMMENCEMENT AND TERMINATION
----------------------------

A. This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 1998, and to policies of the Company in force at 12:01 A.M., January 1, 1998, with respect to claims or losses resulting from occurrences taking place at and after the aforesaid time and date.

B. This Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective.

C. Upon termination of this Exhibit, the Reinsurer's liability hereunder will terminate on a cut-off basis. However, the Company may elect to have the Reinsurer's liability terminate on a run-off basis. The phrases "cut-off basis" and "run-off basis" shall have the meanings set forth below:

         (1)      Cut-Off Basis:

                  The Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination.

         (2)      Run-Off Basis:

                  The Reinsurer shall continue to be liable, with respect to policies in force at the time and date of termination, for occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first.

                  The reinsurance premium for policies in force at the time and date of termination shall be calculated by applying the provisions of the Section entitled REINSURANCE PREMIUM to the quarterly earned premiums that derive from the unearned premium applicable to policies in force at the time and date of termination, provided such reinsurance premium is at least 50% of the reinsurance premium for the prior calendar year.

D. When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis.

                                   APPENDIX B
                                   ----------

                       MERCHANTS MUTUAL INSURANCE COMPANY
               MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

                  PROPERTY EXCESS OF LOSS REINSURANCE EXHIBIT

                        Second Excess Reinsurance Rates
                        -------------------------------

Total Insured Value                  Protection Class 1-8           Protection Class 9-10
-------------------                  --------------------           ---------------------
Greater than $2.0 - $2.5 million             1%                              3%
Greater than $2.5 - $3.0 million             2%                              7%
Greater than $3.0 - $3.5 million             4%                              10%
Greater than $3.5 - $4.0 million             5%                              12%
Greater than $4.0 - $4.5 million             6%                              14%
Greater than $4.5 - $5.0 million             7%                              16%
Greater than $5.0 - $5.5 million             9%                              18%
Greater than $5.5 - $6.0 million            10%                              19%
Greater than $6.0 - $6.5 million            11%                              21%
Greater than $6.5 - $7.0 million            12%                              22%
Greater than $7.0 - $7.5 million            13%                              23%
Greater than $7.5 - $8.0 million            14%                              24%
Greater than $8.0 - $8.5 million            15%                              25%
Greater than $8.5 - $9.0 million            16%                              26%
Greater than $9.0 - $9.5 million            17%                              27%
Greater than $9.5 - $10.0 million           18%                              28%

                                   EXHIBIT C
                                   ---------

               EACH CLAIMANT WORKERS' COMPENSATION EXCESS OF LOSS
                               REINSURANCE COVER
                               -----------------

                                   Section 1
                                   ---------
COVER
-----

The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., January 1, 1998, as respects the Company's policies in force as of said date and new and renewal policies becoming effective on and after said date, covering the Company's Workers' Compensation Business, subject to the limitations and exclusions hereinafter set forth.

                                   Section 2
                                   ---------

LIMITS OF COVER
---------------

A. With respect to the business covered under this Exhibit, the Reinsurer shall pay to the Company the amount of ultimate net loss for each claimant, each occurrence in excess of the Company Retention but not exceeding the Reinsurer's Limits of Liability as set forth in the Schedule of Reinsurance below.

                            SCHEDULE OF REINSURANCE
-------------------------------------------------------------------------------------
COMPANY RETENTION           REINSURER'S LIMITS OF LIABILITY           ALL OCCURRENCES
EACH CLAIMANT,                       EACH CLAIMANT,                     DURING EACH
EACH OCCURRENCE                     EACH OCCURRENCE                    CALENDAR YEAR
-------------------------------------------------------------------------------------
$10,000,000                             $5,000,000                      $20,000,000

-------------------------------------------------------------------------------------

                                   Section 3
                                   ---------

ULTIMATE NET LOSS
-----------------

A. The term "ultimate net loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable, including:

         (1) 90% of any Extra Contractual Obligations and/or Excess Judgments and/or Declaratory Judgment Expenses, in accordance with their respective articles; and

         (2) All expenses, other than as provided in B. below, including taxed court costs, prejudgment and postjudgment interest, and loss expenses incurred in investigation, adjustment and litigation, defense and settlement of claims made against the Company under its original policies reinsured hereunder, including the costs and expenses of the Company's in-house counsel while engaged in the litigation of claims covered hereunder;

         after making proper deductions for all recoveries, salvages, and claims upon other reinsurance which inures to the benefit of the Reinsurer under this Agreement whether collectible or not; provided, however, that in the event of the insolvency of the Company, "ultimate net loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the Article entitled INSOLVENCY CLAUSE.

B. All office expenses of the Company and all salaries and expenses of its officials and employees shall be excluded under this Agreement, except that the Company may include costs and expenses of the Company's in-house counsel while engaged in the litigation of claims covered hereunder.

                                   Section 5
                                   ---------

DEFINITIONS
-----------

         A.       Workers' Compensation Business
                  ------------------------------

                  This term shall mean insurance afforded by Parts One and Three of the Company's Workers' Compensation and Employers' Liability Policy and any endorsements included therein or attached thereto.

         B.       Company Retention
                  -----------------

                  This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         C.       Occurrence
                  ----------

                  This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event regardless of the number of policies involved, and as respects workers' compensation and employers' liability policies, regardless of the number of employees or employers involved, except as modified below:

                  (1) As respects exposures reinsured hereunder other than occupational and other disease or cumulative injury under workers' compensation policies, all bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of occurrence shall be deemed to be the following:

                           (i) As respects a loss involving one or more policies written on an occurrence basis, the date on which bodily injury or property damage occurs.

                           (ii) As respects a loss involving one or more policies written on a claimsmade basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.

                           (iii) As respects a loss involving one or more policies written on an occurrence basis and one or more policies written on a claimsmade basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made policies.

                  (2) As respects an occupational or other disease or cumulative injury under workers' compensation or employers' liability policies for which the employer is liable:

                           (i) Which arises from a specific sudden and accidental event limited in time and place, such occupational or other disease suffered by one or more employees of one or more employers shall be deemed to be an occurrence within the meaning of this Exhibit and the date of occurrence shall be deemed to be the date of the sudden and accidental event.

                           (ii) Which does not arise from a specific sudden and accidental event limited in time and place, such occupational or other disease or cumulative injury shall be deemed to be an occurrence within the meaning of this Exhibit, and the date of occurrence shall be deemed to be the date of the beginning of the disability for which compensation is payable if the case is compensable under the Workers' Compensation law; or the date that disability due to said disease actually began if the case is not compensable under the Workers' Compensation law. Each case of an employee contracting such occupational or other disease or cumulative injury for which the employer insured by the Company is held liable shall be considered a separate occurrence regardless of the date of loss.

                                   Section 6
                                   ---------

EXCLUSIONS
----------

        This Exhibit shall not apply to:

         A. Business accepted by the Company as reinsurance from other insurers other than its affiliates;

         B. Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

         C. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations and including automobile assigned risk pools and voluntary or involuntary market assistance programs; however, this exclusion shall not apply to individual risks under this Agreement which are assigned to the Company as a result of the business reinsured hereunder;

         D. Any liability of the Company arising from its participation or membership in any insolvency fund;

         E.       War, Civil War;

         F. Business written with a deductible of more than $25,000 (unless the deductible is $100,000 or more and ceded to Exhibit A of this Agreement in accordance with its terms) or written to apply in excess of a self-insured amount of more than $25,000 (unless the self-insured amount is $100,000 or more and ceded to Exhibit A of this Agreement in accordance with its terms) or business written to apply specifically in excess over underlying insurance;

         G. Workers' compensation and employers' liability insurance with respect to operations principally involving:

                  (1) Aircraft flight and ground operations or operations in which the flying hazard is a major part;

                  (2) Amusement parks or devices, exhibitions (including fireworks), carnivals or circuses, sports events and/or participants; however, this exclusion shall not apply to coverage for locations or events with daily admissions of 1,000 or less or seating capacity of 1,000 or less;

                  (3) Manufacturing, packing, handling, shipping, or storage of explosives, substances intended for use as an explosive, ammunitions, fuses, arms, magnesium, propellant charges, detonating devices, fireworks, nitroglycerine, celluloid, or pyroxylin; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

                  (4) Gas companies, dealers, or distributors, except those in the gasoline service station, convenience store or fuel oil dealer business; oil or gas operators, lease operators or contractors; oil or gas well works; oil or gas pipeline construction or operations; oil rig and derrick work; onshore or offshore gas or oil drilling operations;

                  (5) Manufacturing, packing, handling, shipping or storage of natural gas or artificial fuel gasses, butane, propane, gasoline, or liquified petroleum gas; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

                  (6) Railroad operation or construction, except this exclusion shall not apply if the excluded exposure is not normally associated with the insured's operation and odes not present a larger exposure than the overall unexcluded portion of the risk;

                  (7) Maritime or federal employments; steamship lines, agencies, or stevedoring, navigation or operation of vessels; operation of drydocks; and including all United States Longshoremen's and Harbor Workers' exposures, except this exclusion shall not apply if the excluded exposure (a) is endorsed on an "if any" basis or (b) is not normally associated with the insured's operation and does not present a larger exposure than the overall unexcluded portion of the risk;

                  (8)      Subway construction, shaft sinking, or tunneling;

                  (9) Wrecking or demolition of vessels or buildings or structures of more than three stories in height;

                  (10)     Underground mining, strip mining, or quarrying;

                  (11)     Subaqueous work;

                  (12) Caisson or coffer dam work; dam, dike, lock, or revetment construction;

                  (13) Chemical manufacturing; however, this exclusion shall not apply to operations with annual gross receipts from chemical manufacturing of $500,000 or less;

                  (14) Nuclear Regulatory Commission projects or operations conducted under license from the Nuclear Regulatory Commission;

                  (15)     Asbestos removal contractors;

                  (16)     Firefighters and police officers.

If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this Section, these exclusions, except A. through E., G.(3) and G.(4) shall be suspended with respect to such business until the greater of 30 days or the minimum period of time required by statute after an underwriting supervisor of the Company acquires knowledge of such business.

                                   Section 7
                                   ---------

REINSURANCE PREMIUM
-------------------

Unless otherwise mutually agreed, the Company shall pay the Reinsurer an annual reinsurance premium of $30,000 for each calendar year during which this Exhibit remains in force.

                                   Section 8
                                   ---------

REPORTS AND REMITTANCES
-----------------------

         A.       Reinsurance Premium
                  -------------------

                  Within 25 days after the beginning of each calendar quarter, the Company shall pay to the Reinsurer one quarter of the annual reinsurance premium stipulated in the section entitled REINSURANCE PREMIUM.

         B.       Claims and Losses
                  -----------------

                  The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

                  (1)      Cord injury paraplegia, quadriplegia;

                  (2)      Amputations requiring a prosthesis;

                  (3) Brain damage affecting mentality or central nervous system such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

                  (4)      Blindness;

                  (5) Burns involving over 10% of body with third degree or 30% of body with second degree;

                  (6) Multiple fractures involving more than one member or non-union;

                  (7) Fracture of both heel bones (fractured bilateral or calcis);

                  (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

                  (9)      Massive internal injuries affecting body organs;

                  (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

                  (11)     Fatalities;

                  (12) Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.

                           The Company shall advise the Reinsurer of the estimated amount of ultimate net loss and loss expense in connection with each such claim or loss and of any subsequent changes in such estimates.

                           Upon receipt of a definitive statement of ultimate net loss and loss expense from the Company, the Reinsurer shall pay promptly to the Company the Reinsurer's portion of ultimate net loss and Reinsurer's portion of loss expense, if any. Any subsequent changes shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly.

         C.       General
                  -------

                  In addition to the reports required in A. and B. above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

                  All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                   Section 9
                                   ---------

REINSTATEMENT
-------------

A. The limit of liability of the Reinsurer under this Exhibit with respect to each occurrence shall be reduced by an amount equal to the amount of liability paid by the Reinsurer, but that part of the liability of the Reinsurer that is so reduced shall be automatically reinstated, subject to the maximum payment of $20,000,000 with respect to all occurrences taking place during each calendar year this Exhibit is in effect. In consideration of this automatic reinstatement, the Company shall pay to the Reinsurer:

          (a) For the first $5,000,000 so reinstated an additional reinsurance premium which shall be the product of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM and the amount so reinstated divided by $5,000,000,

          (b) For the next two full reinstatements of $5,000,000 each, an additional reinsurance premium which shall be the product of 50% of the annual reinsurance premium set forth in the section entitled REINSURANCE PREMIUM and the amount so reinstated divided by $5,000,000.

     The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM, and shall be paid by the Company immediately following loss payment by the Reinsurer.

                                   Section 10
                                   ----------

COMMENCEMENT AND TERMINATION
----------------------------

A. This Exhibit shall apply to claims and losses resulting from occurrences taking place at and after 12:01 A.M., January 1, 1998.

B. This Exhibit may be terminated by either party sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective.

C. Upon termination of this Exhibit, the Reinsurer's liability hereunder will terminate on a cut-off basis. However, the Company may elect to have the Reinsurer's liability terminate on a run-off basis. The phrases "cut-off basis" and "run-off basis" shall have the meanings set forth below:

     (1)  Cut-Off Basis:

          The Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination.

     (2)  Run-Off Basis:

          The Reinsurer shall continue to be liable, with respect to policies in force at the time and date of termination, for occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed one year, of each such policy of the Company, whichever occurs first.

          The reinsurance premium for policies in force at the time and date of termination shall be mutually agreed by the parties.

ENDORSEMENT
                                                                     Page 1 of 6

ENDORSEMENT

Attached to and forming part of the PROPERTY AND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT NO. 2530-0004 (hereinafter referred to as the "Agreement") between MERCHANTS MUTUAL INSURANCE COMPANY, Buffalo, New York and MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC., Concord, New Hampshire (hereinafter collectively referred to as the "Company") and AMERICAN REINSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

It is hereby mutually understood and agreed that the following changes are made in the Agreement effective 12:01 A.M., January 1, 1998.

I. EXHIBIT A IS AMENDED AS FOLLOWS:

(A) SECTION 8, REINSURANCE PREMIUM, IS DELETED IN ITS ENTIRETY AND REPLACED BY THE FOLLOWING:

Section 8

REINSURANCE PREMIUM AND COMMISSION

A. First Excess Cover:

(1) With respect to business in force at the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to the product of the applicable First Excess reinsurance rate set forth in Appendix A attached hereto and the Company's unearned premium for the classes of business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

(2) With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to the product of the applicable First Excess reinsurance rate set forth in Appendix A attached hereto and the Company's written premium for the classes of business reinsured hereunder.

B. Second Excess Cover:

(1) With respect to business in force at the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to 0.38% of the Company's unearned premium for the classes of business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

(2) With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay the Reinsurer a reinsurance premium equal to 0.38% of the Company's written premium for the classes of business reinsured hereunder, subject to an annual minimum and deposit reinsurance premium of $400,000.

ENDORSEMENT
                                                                     Page 2 of 6

C. Third Excess Cover:

Unless otherwise mutually agreed, the Company shall pay the Reinsurer an annual reinsurance premium of $40,000 for each calendar year during which the Third Excess remains in force.

D. The Reinsurer shall allow the Company (and the Company shall allow the Reinsurer, in the event of return premiums) a flat ceding commission of 50% on all premiums ceded under the First and Second Excess Covers. There shall be no commission on the premiums ceded under the Third Excess Cover. The commission will include premium taxes of all kinds, local board assessments, and all other expenses and charges whatsoever based on the premium for business ceded under this Agreement.

E. For the purpose of the calculation of the reinsurance premium for business owners policies reinsured hereunder, the reinsurances rates in A. and B. above shall be applied against 60% of the business owners policy premium unearned or written, as applicable.

(B) PARAGRAPH A OF SECTION 10, REPORTS AND REMITTANCES, IS DELETED AND REPLACED BY THE FOLLOWING:

Section 10

REPORTS AND REMITTANCES

A. Reinsurance Premium

(1) In Force Premium (Applicable to the First and Second Excess Covers only):

Within 45 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer, less ceding commission, shall be remitted within the earlier of: (a) 180 days after the commencement of this Exhibit, or (b) 5 days after receipt of General Reinsurance Corporation's return premium under the prior casualty reinsurance program.

(2) New and Renewal Premium:

a. First Excess Cover:

Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party, less ceding commission, shall be remitted within 60 days after the close of the month.

Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

ENDORSEMENT
                                                                     Page 3 of 6

b. Second Excess Cover

Within 25 days after the beginning of each calendar quarter, the Company shall pay to the Reinsurer one quarter of the annual minimum and deposit reinsurance premium stipulated in subparagraph B.2 of the section entitled REINSURANCE PREMIUM, less ceding commission thereon.

Within 60 days after the close of each calendar year, the Company shall render to the Reinsurer a report of the premium written by the Company on the classes of business reinsured hereunder during such calendar year. The Company shall calculate the reinsurance premium thereon and remit to the Reinsurer the amount of reinsurance premium, if any, in excess of the annual minimum and deposit reinsurance premium previously paid, less ceding commission thereon.

c. Third Excess Cover

Within 25 days after the beginning of each calendar quarter, the Company shall pay to the Reinsurer one quarter of the annual reinsurance premium stipulated in subparagraph C. of the section entitled REINSURANCE PREMIUM.

(C) PARAGRAPH D OF SECTION 12, COMMENCEMENT AND TERMINATION, IS DELETED AND REPLACED BY THE FOLLOWING:

D. When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less any commission previously allowed thereon.

(D) APPENDIX A IS DELETED IN ITS ENTIRETY AND REPLACED BY THE FOLLOWING:

APPENDIX A

MERCHANTS MUTUAL INSURANCE COMPANY

MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

CASUALTY EXCESS OF LOSS REINSURANCE EXHIBIT

FIRST EXCESS COVER REINSURANCE RATES

Class of Business Rate

Private Passenger Automobile 0.10%

Liability (including PIP)

Commercial Automobile Liability 3.52%

ENDORSEMENT
                                                                     Page 4 of 6

(including PIP)

Workers' Compensation and 5.60%

Employers' Liability

Commercial Multiple Peril 6.14%

(Section II) and

Business Owners (Section II)

Homeowners Multiple Peril No Charge

(Section II) and Farmowners

Multiple Peril (Section II)

II. EXHIBIT B IS AMENDED AS FOLLOWS:

(A) SECTION 7, REINSURANCE PREMIUM, IS DELETED IN ITS ENTIRETY AND REPLACED BY THE FOLLOWING:

Section 7

REINSURANCE PREMIUM AND COMMISSION

The Company shall pay to the Reinsurer:

A. First Excess Cover:

(1) With respect to business becoming in force at the effective time and date of this Exhibit:

a. 0.72% of the Company's unearned premium on homeowners multiple peril (Section
I) after deducting that portion, if any, paid for share reinsurance, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit; and

b. 9.72% of the Company's unearned premium on all other classes of business reinsured hereunder (except automobile physical damage), after deducting that portion, if any, paid for share reinsurance, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

(2) With respect to business becoming effective at and after the effective time and date of this Exhibit:

a. 0.72% of the Company's written premium on homeowners multiple peril (Section
I) after deducting that portion, if any, paid for share reinsurance; and

b. 9.72% of the Company's written premium on all other classes of business reinsured hereunder

ENDORSEMENT
                                                                     Page 5 of 6

(except automobile physical damage), after deducting that portion, if any, paid for share reinsurance.

B. Second Excess Cover:

For each risk ceded hereunder, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable reinsurance rate set forth in Appendix B attached hereto and the Company's written premium for the risk being reinsured. The applicable reinsurance rate shall be determined based on the total insured value and construction of the reinsured risk.

C. The Reinsurer shall allow the Company (and the Company shall allow the Reinsurer, in the event of return premiums) a flat ceding commission of 50% on all premiums ceded under the First Excess Cover. There shall be no commission on premiums ceded under the Second Excess Cover. The commission will include premium taxes of all kinds, local board assessments, and all other expenses and charges whatsoever based on the premium for business ceded under this Agreement.

D. For the purpose of the calculation of the reinsurance premium for business owners policies reinsured hereunder, the reinsurance rate above shall be applied against 40% of business owners policy written premium.

(B) PARAGRAPH A OF SECTION 9, REPORTS AND REMITTANCES, IS DELETED AND REPLACED BY THE FOLLOWING:

Section 9

REPORTS AND REMITTANCES

A. Reinsurance Premium

(1) In Force Premium (Applicable to the First Excess Cover only):

Within 45 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer, less ceding commission, shall be remitted within the earlier of (a) 180 days after the commencement of this Exhibit, or (b) 5 days after receipt of General Reinsurance Corporation's return premium under the prior property reinsurance program.

(2) New and Renewal Premium:

Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party, less ceding commission, shall be remitted within 60 days after the close of the month.

Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

ENDORSEMENT
                                                                     Page 6 of 6

(C) PARAGRAPH D OF SECTION 10, COMMENCEMENT AND TERMINATION, IS DELETED AND REPLACED BY THE FOLLOWING:

D. When all reinsurance is expired or terminated, the Reinsurer shall return to the Company the reinsurance premium unearned, if any, calculated on the monthly pro rata basis, less any ceding commission previously allowed thereon.

Nothing herein contained shall alter, vary or extend any provision or condition of the Agreement other than as above stated.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officers.

In Buffalo, New York, this 6th day of October, 1998.

ACCEPTED:

MERCHANTS MUTUAL INSURANCE COMPANY

MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

By: /s/ Kenneth J. Wilson

By: /s/ Thomas B. Harris

Attested by:

And in Princeton, New Jersey this 6th day of October, 1998.

AMERICAN RE-INSURANCE COMPANY

By: /s/ David M. Domino

By: /s/ Thomas D. Bell

Attested by: